Exhibit 10.8

AMENDMENT NO. 2

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 2 (hereinafter referred to as the “Amendment”) is entered into as of June 19, 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

0.	DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment shall have the meanings assigned thereto in the Agreement.

The Agreement is hereby amended as follows:

The term “A350-900XWB” shall be deleted and replaced by the term A350-1000XWB, wherever it appears in the Airbus A350-900XWB purchase agreement dated as of March 5, 2010***.

***

IFE – has the meaning specified in Clause 18.1.2.2.

1.	BASE PRICE OF THE A350-1000XWB AIRCRAFT

Clauses 3.1 and 3.2 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

3.1	Base Price of the A350-1000XWB Aircraft

The Base Price of the A350-1000XWB Aircraft is the sum of:

(i)	the Base Price of the A350-1000XWB Aircraft as defined in the A350-1000XWB Standard Specification (excluding Buyer Furnished Equipment and ACS Equipment), which is:

*** and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit B-2, which is:

***

The Base Price of the Aircraft has been established in accordance with the ***

3.2	Airbus Contracted Supplier (ACS) Equipment Price

The conditions of purchasing ACS Equipment for the Aircraft will be subject to an agreement among the Seller, ACS Suppliers and the Buyer at the time of the final selection of the ACS Equipment from the Option Catalogues.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Notwithstanding the foregoing, it is understood that ACS Equipment for the A350-1000XWB Aircraft will be purchased by the Seller, in accordance with the agreed terms as set forth above, and invoiced to the Buyer in accordance with Clause 3.3.

The following reference amount (the “ACS Reference Price”) may be used *** for the ACS Equipment for the Buyer’s A350-1000XWB Aircraft:

***

Nothing in this Clause 3.2 will be construed to prevent the Buyer from entering into direct negotiations with any ACS Supplier(s) with the view to negotiate more favorable terms and conditions than those as set forth in the Option Catalogues.

UNQUOTE

2.	PRICE REVISION

Clause 4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

4 - PRICE REVISION

The Base Price of the Aircraft and of the SCNs for the Aircraft are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

UNQUOTE

3.	DELIVERY SCHEDULE

Clause 9 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.1 Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Quarter”):

Year	Number	Aircraft	Scheduled Delivery ***
***

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

9.1.1	The Seller will communicate to the Buyer the scheduled delivery month of each Aircraft in a given calendar year (each a “Scheduled Delivery Month”) no later than *** before the first day of such calendar year.

9.1.2	The Seller will give the Buyer (i) *** Thereafter the Seller will notify the Buyer of any change to such dates.

UNQUOTE

4.	BUYER FURNISHED EQUIPMENT AND AIRBUS CONTRACTED SUPPLIER EQUIPMENT

Clauses 18.1.2.1, 18.1.2.2 and 18.1.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

18.1.2.1	The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires the BFE Supplier Data as set forth in Clause 2.5.2 and, subsequently, the final written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation and other technical data and information as is required by the Buyer to develop the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof. The Buyer will furnish, or cause the BFE Suppliers to furnish, both the BFE Supplier Data and BFE Engineering Definition by the dates specified through the Customization Milestone Chart as set forth in Clause 2.4.2.

Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller will also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any

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assembly, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

Notwithstanding the foregoing, for BFE in-flight entertainment (“IFE”) equipment to be integrated into BFE Premium Class Seats, the Buyer shall provide, or cause the BFE Premium Class Seat Supplier to provide to the BFE IFE equipment Supplier a schedule of dates and shipping addresses for delivery of the IFE equipment. In addition, where requested by the BFE Premium Class Seat Supplier, the IFE Supplier shall provide the former with additional spare IFE equipment to permit installation of the IFE equipment into the BFE Premium Class Seats in accordance with the BFE Premium Class Seat contractual delivery schedule. For BFE Premium Class Seats, each unit shall be delivered fully tested and ready for installation.

The Buyer will also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	At a suitable time prior to CDF and without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize when relevant an ITCM between the Seller, the Buyer and BFE Suppliers at the A350XWB Customer Definition Centre in Hamburg, Germany. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

1.	to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

2.	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

3.	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(i)	Preliminary Design Review (“PDR”),

(ii)	Critical Design Review (“CDR”);

4.	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer fail to attend such FAI (due to reasons beyond the Buyer’s control), the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing;

5.	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer fail to attend such SI (due to reasons beyond the Buyer’s control), the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the ITCMs, the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

UNQUOTE

Clause 18 of the Agreement is amended to add the following quoted text:

QUOTE

18.6	Airbus Contracted Supplier Equipment

18.6.1	Administration

In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being ACS Equipment, provided that the ACS Equipment and the corresponding ACS Supplier of such ACS are referred to in the then-applicable Family ADD.

18.6.2	ACS Selection

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

18.6.2.1	The Buyer will select ACS Equipment and all associated features from the options proposed by the Seller in the A350XWB Family ADD applicable at the time of customization.

18.6.2.2	With respect to ACS seats, it is hereby agreed that any in-flight-entertainment (IFE) equipment to be incorporated into such ACS seats shall be exclusively Catalogue Cabin Items.

18.6.3	Meetings with ACS Suppliers

The Seller will be entitled to request the participation of the Buyer in meetings with ACS Suppliers, subject to reasonable prior notice.

UNQUOTE

5.	***

6.	***

7.	EXHIBITS TO THE AGREEMENT

Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A hereto.

Exhibit B-2 to the Agreement is deleted in its entirety and replaced with Exhibit B hereto.

7.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

8.	MISCELLANEOUS

The provisions of Clauses 21, 22.4, 22.6, 22.9, 22.10, 22.11, 22.12, 22.14 and 22.15 are incorporated herein by reference, mutatis mutandis, and made a part hereof as though set forth in full herein.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Agreed and Accepted,	Agreed and Accepted,

UNITED AIRLINES, INC.	AIRBUS S.A.S.

By: /s/ Gerald Laderman	By: /s/ John J. Leahy
Its: Senior Vice President & Treasurer	Its: Chief Operating Officer Customers

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

EXHIBIT A

EXHIBIT A

A350-1000XWB BASIC AIRCRAFT DESCRIPTION DOCUMENT

The A350-1000XWB Basic Aircraft Description Document is contained in a separate folder.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

EXHIBIT B

EXHIBIT B-2

***

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